                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            M.H. MEYERSON & CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                                            M. H. MEYERSON & CO., INC.
                                            NEWPORT OFFICE TOWER
                                            525 WASHINGTON BOULEVARD
                                            JERSEY CITY, NEW JERSEY 07310


                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

         DATE:    Thursday, September 5, 2002
         TIME:    8:00 A.M.
         PLACE:   Newport Office Tower
                  525 Washington Boulevard
                  Jersey City, New Jersey 07310

MATTERS TO BE VOTED ON:
         1.       Election of two Class II directors.

         2. Ratification of the appointment of Sanville & Company, Certified Public Accountants as our independent accountant for our fiscal year ending January 31, 2003.

         3. Any other matters properly brought before the shareholders at the meeting.

                                          By order of the Board of Directors,

                                          Martin H. Meyerson
                                          Chairman and Chief Executive Officer

August 6, 2002

--------------------------------------------------------------------------------
                                    CONTENTS
                                                                    Page
                                                                    ----
    General Information About Voting                                  2
    Proposal No. 1: Election of Directors                             4
    Proposal No. 2: Appointment of Independent Accountants           13
--------------------------------------------------------------------------------


                                 PROXY STATEMENT

         Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the Board of Directors. This proxy statement was first mailed to shareholders on or about August 6, 2002.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

         You can vote your shares of common stock if our records show that you owned the shares on July 29, 2002. A total of 6,606,964 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.


HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for all of the nominees and for each of the other proposals to be considered at the meeting.


WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters that we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.


CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.


WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.


HOW ARE VOTES COUNTED?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that the applicable exchange determines to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.


WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have not retained any proxy solicitation firm, so our costs in contacting you will be minimal.

                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned (as of July 1, 2002) by:

          o each person who we know beneficially owns more than 5% of the common stock;

          o    each director;

          o each executive officer named in the Summary Compensation Table on page 10; and

          o    the directors and executive officers as a group.


                                        Number of Shares          Percent of
      Name and Address of                 Beneficially              Shares
       Beneficial Owner                      Owned               Beneficially
                                                                    Owned

Martin H. Meyerson                         1,823,703                 26.4

Electronic Trading Group, LLC
900 Third Avenue
New York, NY 10022                           451,380                  6.8

Dimensional Fund Advisors
1299 Ocean Avenue
Santa Monica, CA 90401                       447,050                  6.8

Kenneth J. Koock                             379,376                  5.5

Jeffrey E. Meyerson                          360,477                  5.4

Anthony F. Dudzinski                          99,932                  1.5

Estate of Eugene M. Whitehouse               176,830                  2.6

Bertram Siegel, Esq                          105,500                  1.6

Martin Leventhal, CPA                         97,500                  1.5

Alfred T. Duncan                              52,500                    *

Patricia A. Meding                                 0                    *

All directors and executive officers
 as a group (8 people)                     2,918,988                 38.8

----------
* Less than 1%

The number of shares beneficially owned by Martin H. Meyerson includes 299,033 shares of common stock issuable upon exercise of currently exercisable options but does not include 50,000 shares of common stock owned by a trust for the benefit of members of his family.

The number of shares beneficially owned by Kenneth J. Koock includes 286,751 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Jeffrey E. Meyerson includes 144,477 shares of common stock issuable upon exercise of currently exercisable options, 45,000 shares of common stock in an IRA account for the benefit of Mr. Meyerson and 50,000 shares of common stock owned by a trust for the benefit of members of Martin H. Meyerson's family. Mr. Meyerson is a trustee of such trust.

The number of shares beneficially owned by Anthony F. Dudzinski includes 49,932 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by the Estate of Eugene M. Whitehouse include 100,592 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Bertram Siegel includes 47,500 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Martin Leventhal includes 32,500 shares of common stock issuable upon exercise of currently exercisable options and 50,000 shares of common stock owned by a trust for the benefit of members of Martin H. Meyerson's family. Mr. Leventhal, along with Jeffrey E. Meyerson, is a trustee of such trust.

The number of shares beneficially owned by Alfred T. Duncan includes 52,500 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by all of our officers and directors are a group includes 912,693 shares of common stock issuable upon exercise of currently exercisable options.

Unless otherwise stated, the business address of each of the named individuals in this table is c/o M.H. Meyerson & Co., Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with the number of directors in each class fixed by the Board of Directors, and with the term of office of one class expiring each year. There are presently eight Board members, two in the class holding office until the annual meeting, three in the class holding office until the next succeeding annual meeting, and three in the class holding office until the second succeeding annual meeting. Messrs. Kenneth J. Koock and Martin Leventhal, management's nominees for Class II Directors, are now serving as Class II Directors.

         Unless otherwise indicated on a proxy, the proxyholders intend to vote the shares of common stock for which they hold proxies "FOR" the election of Kenneth J. Koock and Martin Leventhal as Class II Directors. Each of such persons has consented to being named as a nominee in this Proxy Statement and to serve as a Class II Director if elected.

         The Board has no nominating committee. The nominees for Class II Directors were selected by the entire Board of Directors. At the meeting, shareholders may make nominations for Class II Directors.

         While the Board of Directors has no reason to believe that either of Messrs. Kenneth J. Koock or Martin Leventhal will not be available as a candidate for election, should this situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

         The following persons have been nominated for election as Directors of the Company as members of the indicated class, to serve for terms of three years:

                                                Director
                   Name             Age           Since          Class

           Kenneth J. Koock          59            1993           II
           Martin Leventhal          65            1994           II

         All Directors hold office until their terms expire and until their successors have been elected and qualified.

         Certain information concerning the Directors who are being nominated for reelection at the meeting and the incumbent Directors whose terms of office continue after the annual meeting and executive officers of the Company is set forth below.


MARTIN H. MEYERSON, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER

         Martin H. Meyerson is the Chairman, Chief Executive Officer, Chief Financial Officer and a director of the Company and was its President until 1984. Mr. Meyerson was also the President and a director of Bio Recovery Technology, Inc., a research and development company involved in microbiological and pollution control products, from 1984 through 1986. He was also the chairman of the board of Bio Metallics, Inc., also involved in pollution control products, from 1987 through 1990. Mr. Meyerson graduated from Packard College in 1952, majoring in Business Administration. Mr. Meyerson served as Chairman, President, Chief Executive Officer and Chief Financial Officer of the Company's eMeyerson.com Inc. subsidiary ("eMeyerson") from February 1999 until November 1999. He also served as Chairman and Treasurer of eMeyerson from February 1999 until June 2001.


KENNETH J. KOOCK, VICE CHAIRMAN AND DIRECTOR

         Kenneth Koock has been with the Company since 1977. In 1993, Mr. Koock became a Director of the Company. Mr. Koock received his B.A. degree from Duke University in 1963 and a law degree in 1966 from St. John's University. He was president of Bio Metallics, Inc. from 1987 through 1990 and is a member of the New York State Bar Association. Mr. Koock served as Vice Chairman and a Director of eMeyerson from February 1999 until June 2001.


ANTHONY F. DUDZINSKI, PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR

         Anthony F. Dudzinski has been with the Company in February 2000. He was appointed President in July 2001 and became a member of the Board of Directors at that time. He was appointed to the Executive Committee and named Chief Operating Officer in February 2002. Prior to joining the Company, he was employed by Marion Bass Securities where he served as Director of Equity Markets. Mr. Dudzinski was a senior trader with the Company from 1982 through 1996. He attended Bernard M. Baruch College and the New York Institute of Finance and currently holds NASD Series 4, 7, 24, 53, 55, 63 and 65 licenses.


MARK D. GOLDSMITH, TREASURER AND CHIEF FINANCIAL OFFICER

         Mark D. Goldsmith has been with the Company since January 2002. On March 1, 2002 he became Treasurer and Chief Financial Officer. From August 1998 through December 2001 Mr. Goldsmith was the principal officer of Paul L. Forchheimer & Co. Inc., a securities brokerage and investment banking firm. He is a former allied member of the New York Stock Exchange and from January 1979 through December 1989 was Treasurer and Chief Financial Officer of Muller & Company, Inc., a New York Stock Exchange member firm. He received a B.B.A. degree from Pace University in 1966.


JEFFREY E. MEYERSON, EXECUTIVE VICE PRESIDENT, TRADING AND DIRECTOR

         Jeffrey E. Meyerson has been with the Company since 1987. He became Vice President of the Trading Department in 1989, Executive Vice President in 2002 and Secretary in March 2002. He received an Economics/Management degree from Ithaca College in 1987. Mr. Meyerson became a Director of the Company in 1993. Mr. Meyerson served as President, Chief Executive Officer and a Director of eMeyerson from November 1999 until June 2001.


BERTRAM SIEGEL, ESQ., DIRECTOR

         Bertram Siegel became a Director of the Company in 1994. Mr. Siegel is a partner in the law firm of Siegel and Siegel, and was a member of the Board of Directors of Bio Metallics, Inc. from 1987 through 1990. He is a member of the New Jersey and Bergen County Bar Associations, and received his Juris Doctor degree from Rutgers, the State University of New Jersey in 1963.


MARTIN LEVENTHAL, CPA, DIRECTOR

         Martin Leventhal graduated from Brooklyn College in 1958 and became a Certified Public Accountant in 1963. With the exception of time spent in military service, he has been actively involved in public accounting since his graduation. In 1971, he founded the firm most recently known as Martin Leventhal & Company, a CPA firm with approximately 25 employees. In 1997, Martin Leventhal & Company merged with Weinick, Sanders & Co. to form Weinick, Sanders, Leventhal & Co., LLP, with approximately 100 employees, of which Mr. Leventhal is the executive partner. He is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants, for which he served on numerous committees. He has also held a principal's license in the securities industry.

ALFRED T. DUNCAN, DIRECTOR

         Alfred T. Duncan has been an independent management consultant since 1992, specializing in financial management for small growth firms. Prior to 1992, he held numerous senior positions with Commodore International, Ltd. including General Manager of Latin America and Eastern Europe (1990- 1991) and General Manager of U.S. operations (1987-1990). He was President and Chief Executive Officer of Victor Technologies (1986-1987) and has held financial management positions with A. M. International, Abbott Laboratories, First National Bank of Chicago, and Ford Motor Company. He is currently Executive Vice President and Chief Financial Officer of On Site Sourcing Inc. He received an M.B.A. degree from Harvard University in 1972 and a B.S.C.E. degree from Duke University in 1965.


PATRICIA A. MEDING, DIRECTOR

         Patricia A. Meding became a Director of the Company in June 2002. From 1984 through 1990, Ms. Meding worked directly for Charles Allen Jr., founder of Allen & Co., an investment banking firm, in a number of positions. From 1990 through 1994, Ms. Meding also provided consulting services to American Diversified Inc., an affiliate company owned by the Allen family. In 1986, Ms. Meding co-founded and is Managing Director of a merchant/investment banking firm now known as Marketview Financial Group, Inc. Ms. Meding is also a co-founder, principal and Chairman of Forte Communications, Inc., a research company which also provides managerial and administrative services to corporate entities. Since June 2001, Ms. Meding is the founder, President and a Director of Receptogen, Inc., a bio-pharmaceutical company. Ms. Meding attended Long Island University and graduated from Marymount Manhattan College with a B.A. in 1985. Ms. Meding graduated from New York University Bellevue School of Nursing in 1968.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We pay maintenance charges for space in Aventura, Florida, under an agreement with our Chairman, who owns the property. This space is primarily used for entertainment and investment banking purposes. The total maintenance charges for the years ended January 31, 2002 and 2001 were $10,020 and $10,020, respectively. We also pay rent for space in New York City, New York, which is leased in the name of our Chairman. This property is also used primarily for entertainment and investment banking. The total rent paid on this space for the years ended January 31, 2002 and 2001 was $11,185 and $32,000, respectively.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2002.

BOARD OF DIRECTORS

         The Board of Directors had two meetings and took action by written consent two times during the year ended January 31, 2002. No director was absent from more than one meeting.

         Directors receive options to purchase 7,500 shares of our common stock annually. Outside Directors are compensated $500 for each meeting of the Board of Directors he or she attends. Inside Directors have waived their right to be compensated for attending meetings of the Board of Directors.


COMMITTEES OF THE BOARD

         The Board of Directors has three committees, the Audit Committee, the Executive Committee and the Compensation Committee.

         The Audit Committee consists of Messrs. Leventhal, Siegel and Ms. Meding. The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention, or termination of our independent accountants; to determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; to review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; to discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; to obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as the adequacy of our system of internal accounting control; to review with management and the independent accountants the recommendations made by the independent accountants with respect to changes in accounting procedures and internal accounting control; and to discuss with management any concerns the Committee may have with regard to our business practices and hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities.

         The Executive Committee consists of Messrs. Martin H. Meyerson, Koock, Dudzinski, and Jeffrey E. Meyerson. The Executive Committee met six times during the fiscal year ended January 31, 2002.

         The Compensation Committee consists of Messrs. Martin H. Meyerson, Martin Leventhal, C.P.A., Bertram Siegel, Esq. and Alfred T. Duncan. The Compensation Committee reviews remuneration arrangements for Company's senior management (including employee benefit plans in which executive officers are eligible to participate), and makes recommendations to the Board on grants of stock options and other benefits. The Compansation Committee met once during the fiscal year ended January 31, 2002.


EXECUTIVE COMPENSATION

         The following report and the performance graph on page 12 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

                      REPORT OF THE COMPENSATION COMMITTEE

         COMPENSATION POLICIES. The principal goal of our compensation program as administered by the Board of Directors is to help us attract, motivate and retain the executive talent required to develop and achieve our strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

         BASE SALARY. Base salaries paid to our executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and our performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

         BONUSES. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. We set goals of revenue and profitability for each group.

         LONG TERM INCENTIVES. We provide our executive officers with long-term incentive compensation through grants of stock options through our stock option plan. The grant of stock options aligns the executive's interests with those of our shareholders by providing the executive with an opportunity to purchase and maintain an equity interest in our stock and to share in the appreciation of its value.

         CEO'S COMPENSATION. As discussed in the Summary Compensation Table, Mr. Meyerson received a base salary of $100,000 for fiscal year 2002 and did not receive a bonus. Due to overall market conditions, Mr. Meyerson, our largest shareholder, waived the remaining portion of his compensation. The factors involved in determining our CEO's compensation are our revenues and profits, his lengthy experience and business acumen, his responsibilities, and the efforts exerted by him in the performance of his duties.

Reported on by the Compensation Committee:
                  Martin H. Meyerson                  Bertram Siegel, Esq.
                  Alfred T. Duncan                    Martin Leventhal, CPA


EMPLOYMENT AGREEMENTS

         The Company has employment agreements with Martin H. Meyerson, Chairman and Chief Executive Officer, and Anthony F. Dudzinski, President and Chief Operating Officer. The agreements provide for base compensation of $600,000 and $150,000, respectively, plus certain incentive compensation. The agreements expire in October 2002 and January 2003, respectively, and are automatically renewable for periods of one year. In the event the Company terminates, without cause, the employees, the employee shall receive an amount equal to one year's base salary plus accrued benefits and incentive compensation. Mr. Meyerson has temporarily waived his right to receive compensation effective March 2001 due to general market conditions.

INTERNAL REVENUE CODE LIMITS

         Section 162(a) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Company currently intends to structure its executive compensation packages to meet those requirements.


SUMMARY COMPENSATION TABLE

         The following table sets forth for the years ended January 31, 2002, 2001 and 2000 the compensation we paid for services rendered in all capacities to our Chief Executive Officer and other executive officers whose compensation exceeded $100,000 during these years:

                                                                                                         Long Term
                                                                                                       Compensation
                                                             Fiscal                                       Securities
         Name and Principal Position                          Year         Salary          Bonus          Underlying
                                                                                                        Options/SARS(#)
Martin H. Meyerson, Chairman..........................       2002       $   100,000           $ -             1,513

                                                             2001           600,000       200,000            24,000

                                                             2000           600,000       200,000                 -

Kenneth J. Koock, Vice Chairman.......................       2002           279,858             -             2,751

                                                             2001         1,307,558             -             1,500

                                                             2000         1,149,800             -            22,500

Eugene M. Whitehouse, Senior Vice President and
       Chief Operating Officer (1)....................       2002           169,234             -            24,354

                                                             2001           177,002        75,000            76,238

                                                             2000           146,712             -                 -

Jeffrey E. Meyerson, Executive Vice President, Trading       2002           167,361             -                 -

                                                             2001           336,578             -            24,000

                                                             2000           207,000             -                 -

---------------------
(1)  Mr. Whitehouse passed away during fiscal year ended January 31, 2002.


This table does not specify "other compensation" since it is less than 10% of the total salary and bonus reported for each officer. Mr. Koock does not receive a base salary. His compensation is based on commissions earned. Mr. Whitehouse earned and Mr. J. Meyerson earns compensation based on commissions earned in addition to their contracted salary and incentive amounts.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended January 31, 2002:


                            Number of       % of Total                                     Potential Realizable Value at
                            Securities      Options                                        Assumed Annual Rates of Stock
                            Underlying      Granted to        Exercise                     Price Appreciation for Option
                            Options         Employees in      Price        Expiration      Term
Name                        Granted         Fiscal Year       ($/sh)       Date                 5% ($)        10% ($)

Martin H. Meyerson            1,513              1.0             .66        1/1/05                 0              651

Kenneth J. Koock              2,751              1.8             .66        1/1/05                 0            1,183

Eugene M. Whitehouse         22,500             14.9            1.21        7/31/11                0           28,919

                              1,854              1.2             .66        1/1/05                 0              797

Jeffrey E. Meyerson           1,477              1.0             .66        1/1/05                 0              635


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table contains information concerning (i) option exercises during the fiscal year ended January 31, 2002 by executive officers named in the Summary Compensation Table, and (ii) the number and value, at January 31, 2002 of unexercised options held by executive officers named in the Summary Compensation Table:

                                                                                                 Value of
                                                                      Underlying                 Unexercised In-the-
                            Shares                                    Unexercised Options at     Money Options at
Name                        Acquired on                               FY-End (#)                 FY-End
                            Exercise (#)       Value Realized ($)     (Exercisable/              (Exercisable/
                                                                      Unexercisable)             Unexercisable)($)

Martin H. Meyerson               -                    -                    299,033/0                   136/0

Kenneth J. Koock               5,000                7,500                  286,751/0                   248/0

Eugene M. Whitehouse             -                    -                    100,592/0                   167/0

Jeffrey E. Meyerson            5,000                7,500                  144,000/0                   133/0


SHARE PERFORMANCE GRAPH

         The following graph shows changes over the past five year period ended January 32, 2002 of $100 invested in: (1) The Nasdaq Stock Market, (2) The Nasdaq Financial Stocks, and (3) our common stock.


          Nasdaq Financial Stocks      Nasdaq US Market      M.H. Meyerson & Co., Inc.
          -----------------------      ----------------      -------------------------
1/31/97             100.00                  100.00                     100.00
1/31/98             146.63                  117.87                      90.77
1/31/99             185.67                  183.10                      56.92
1/30/00             197.65                  288.74                     110.77
1/29/01             167.68                  203.56                      92.31
1/31/02             154.08                  142.47                      10.34


AUDIT COMMITTEE

         Our Board of Directors has determined that all members of the Audit Committee are "independent" as defined by the standards of the NASDAQ National Market. The Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee held two meetings and acted by written consent two times during the year ended January 31, 2002.

         As described in its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, laws and regulations. Sanville & Company, Certified Public Accountants, the Company's independent auditing firm, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

         The Audit Committee members are not necessarily professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditor. Among other things, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, fees, and auditor independence matters.

         The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not to be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended January 31, 2002 with our management; has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380); has discussed with the independent auditors the independent auditors' independence; and has received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Based on the review and discussions of the above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002, for filing with the Securities and Exchange Commission.

                                                     The Audit Committee
                                                          Martin Leventhal, CPA
                                                          Bertram Siegel, Esq.
                                                          Alfred T. Duncan


                                 PROPOSAL NO. 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Our Board of Directors has selected Sanville & Company, Certified Public Accountants, as our auditors for the current fiscal year, subject to ratification by the shareholders. Fees for the last fiscal year were: annual audit $30,000 (paid to Sanville & Company, Certified Public Accountants) and audit related services $16,000 (paid to Vincent R. Vassallo, CPA). Sanville & Company, Certified Public Accountants, and Vincent R. Vassallo, CPA did not perform any non-audit services for the Company. A resolution to ratify the appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of Sanville & Company, Certified Public Accountants.

         Sanville & Company, Certified Public Accountants, examined the Company's financial statements for the year ended January 31, 2002. A representative of this firm is expected be at the meeting and available to answer questions.

         WE RECOMMEND THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF SANVILLE & COMPANY, CERTIFIED PUBLIC ACCOUNTANTS.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Shareholder proposals with respect to the Company's next Annual Meeting of Shareholders must be received by the Company no later than April 8, 2003 to be considered for inclusion in the Company's next Proxy Statement. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2003 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before June 23, 2003, unless the 2003 Annual Meeting is not held within 30 days before or after the anniversary date of the 2002 Annual Meeting.

                                  OTHER MATTERS

         At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.


                                           By order of the Board of Directors,

                                           /s/ Martin H. Meyerson

                                           Martin H. Meyerson
August 6, 2002                             Chairman and Chief Executive Officer

--------------------------------------------------------------------------------


                           M.H. MEYERSON & CO., INC.

                              NEWPORT OFFICE TOWER
                            525 WASHINGTON BOULEVARD
                         JERSEY CITY, NEW JERSEY 07310

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 5, 2002

         The undersigned hereby appoints Martin H. Meyerson and Kenneth J. Koock, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for on behalf of the undersigned at the Annual Meeting of Shareholders of M.H. MEYERSON & CO., INC. to be held at Newport Office Tower, 525 Washington Boulevard, Jersey City, New Jersey on Thursday, September 5, 2002, at 8:00 a.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY, FOR PROPOSAL 2 AND ON ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.


              (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)


--------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                           M.H. MEYERSON & CO., INC.


                                SEPTEMBER 5, 2002




                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

 A  [X] PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



    1. Election of            FOR        WITHHOLD      NOMINEES:
       two Class II           [ ]          [ ]          Kenneth J. Koock
       directors.                                       Martin Leventhal

    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEES(S):

    ---------------------------------------------------------


    2. Ratification of the appointment of Sanville &   FOR    AGAINST    ABSTAIN
       Company, Certified Public Accountants, as       [ ]      [ ]        [ ]
       our independent accountant for our fiscal year ending January 31, 2003.


    3. Any other matters properly brought before the shareholders at the meeting.



    PLEASE DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.




    Signature                       Signature if held jointly
             ----------------------                          -------------------


    Dated:             , 2002
          -------------



    NOTE: Signature should conform exactly to name on this Proxy. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, trustees, attorneys and officers signing for corporations should give full title.

--------------------------------------------------------------------------------